Filed pursuant to Rule 497(e)

File Nos. 811-04367 and 2-99356

COLUMBIA FUNDS SERIES TRUST I

CMG Ultra Short Term Bond Fund

(the “Fund”)

Supplement dated November 23, 2009 to the Prospectus and

Statement of Additional Information dated November 23, 2009

On September 29, 2009, Bank of America Corporation, the indirect parent company of Columbia Management Advisors, LLC (the “Advisor”), entered into an agreement to sell a portion of the asset management business of Columbia Management Group, LLC to Ameriprise Financial, Inc. (the “Purchaser”). The transaction (“Transaction”) includes a sale of the part of the asset management business that advises long-term mutual funds, including the Fund. The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Fund’s current investment advisory agreement with the Advisor to terminate. In connection with the Transaction, the Fund’s Board of Trustees (the “Board”) will be asked to consider and approve a new investment advisory agreement with an affiliate of the Purchaser covering the Fund. If approved by the Board, the Fund’s new investment advisory agreement with the affiliate of the Purchaser will be submitted to the shareholders of the Fund for their approval.

Shareholders should retain this Supplement for future reference.

INT-47/26935-1109